Supplement dated November 14, 2025
to the Prospectus of Ameriprise Certificates
(April 23, 2025) S-6000 AY
This Supplement supersedes the Supplement dated May 30, 2025.
The Board of Directors of Ameriprise Certificate Company (ACC) accepted the resignation of Mr. Brian Granger, and appointed Mr. Michael S. Mattox effective November 2025. The information on page 56 regarding Mr. Granger has been replaced with the information for Mr. Mattox as follows:
Name, address, age	Position held with ACC and length of service	Principal occupations during past five years	Other directorships	Committee memberships
Michael S. Mattox 901 3rd Ave S Minneapolis, MN 55402 Born in 1968	Vice President, Controller and Chief Accounting Officer since November 2025	Vice President and Business Unit Controller - Corporate and Advice and Wealth Management	None	None
The rest of the information on page 56 remains unchanged.
Effective June 1, 2025, information on the distribution schedules beginning on page 50 of the prospectus for Ameriprise Certificates is revised to read as follows:
DISTRIBUTION
Under the Distribution Agreement between ACC and Ameriprise Financial Services, Ameriprise Financial Services receives compensation for the distribution of Ameriprise certificates as follows:
For Ameriprise Cash Reserve Certificate:
•
0.025% of the initial payment on the issue date of the certificate, and
•
0.025% of the certificate’s reserve at the beginning of the second and subsequent quarters from issue date.
For Ameriprise Flexible Savings Certificate:
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For all terms except 7 and 13 months, 0.025% of the initial investment amount on the first day of the certificate’s term;
•
For all terms except 7 and 13 months, 0.025% of the certificate’s reserve at the beginning of the second and subsequent quarters from issue date of the certificate or at the end of the renewal grace period when the renewal corresponds with the quarterly reserve payment;
•
For 7-month terms, 0.025% of the initial investment amount on the first day of the certificate’s term, 0.025% of the certificate’s reserve at the beginning of the second quarter from issue date of the certificate and 0.008% of the certificate’s reserve at the beginning of the last month of the certificate term; and
•
For 13-month terms, 0.025% of the initial investment amount on the first day of the certificate’s term, 0.025% of the certificate’s reserve at the beginning of the second, third and fourth quarters from issue date of the certificate and 0.008% of the certificate’s reserve at the beginning of the last month of the certificate term.
For Ameriprise Installment Certificate:
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0.25% of all payments. This fee is paid on all payments received on or after issue of the certificate until the certificate’s maturity date.
The distribution fee is not assessed to your certificate account.
The rest of the section remains unchanged.
S-6000-69 A (11/25)